                                                   Filed pursuant to Rule 497(e)
                                    under the Securities Act of 1933, as amended
                                                   Registration File No: 2-34215

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

                       Supplement dated April 24, 2006 to

                 Investor Shares Prospectus dated March 31, 2006

On April 20, 2006, shareholders of the Schroder U.S. Opportunities Fund (the
"Fund") approved an amendment to the Fund's investment advisory agreement with
Schroder Investment Management North America Inc. ("Schroders"), increasing the rate at which advisory fees are paid by the Fund and combining into a single agreement the Fund's investment advisory and administrative agreements. The amendment provides that Schroders, not Schroder Fund Advisors Inc., will act as administrator to the Fund. Effective May 1, 2006, the Fund will pay a combined advisory and administrative fee to Schroders at the annual rate (based on the average daily net assets of the Fund) of 1.00%. In order to limit the Fund's expenses, Schroders is contractually obligated to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent the Total Annual Fund
Operating Expenses of the Fund exceed the annual rate (based on the average daily net assets of the Fund) of 1.70%.

Please refer to pages 39-40 of the Prospectus for additional information about the amendment, including the Fund's revised Annual Fund Operating Expenses table and Example.